AXA PREMIER VIP TRUST – MULTIMANAGER CORE BOND PORTFOLIO

SUPPLEMENT DATED DECEMBER 31, 2010 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2010

This Supplement updates certain information contained in the Summary Prospectus dated May 1, 2010, as supplemented, of the Multimanager Core Bond Portfolio of AXA Premier VIP Trust (“Trust”). You should read this Supplement in connection with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about (1) a change in the strategy of the Index Allocated Portion of the Multimanager Core Bond Portfolio (“Portfolio”) from seeking to track the performance of the Barclays Capital U.S. Aggregate Bond Index (“Barclays Aggregate Bond Index”) to the Barclays Capital Intermediate U.S. Government/Credit Index (“Barclays Government/Credit Index”); (2) a change in the Portfolio’s benchmark index from the Barclays Aggregate Bond Index to the Barclays Government/Credit Index; and (3) a portfolio manager change for the Portfolio. As a result of the transition of the Index Allocated Portion to seeking to track the Barclays Government/Credit Index, the Portfolio may experience higher portfolio turnover than normal and higher related transaction costs.

Effective as of the date of this Supplement, the legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2010, as supplemented June 7, 2010, July 20, 2010, July 28, 2010, August 1, 2010, August 13, 2010, September 20, 2010 and December 31, 2010 and Statement of Additional Information (“SAI”), dated May 1, 2010, as supplemented August 1, 2010 and December 31, 2010, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2009, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto, its annual report and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-888-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

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Effective on or about February 15, 2011, the following information replaces the last sentence of the first paragraph under the section entitled “Investments, Risks, and Performance – Principal Investment Strategies of the Portfolio”:

The Portfolio focuses on U.S. government and corporate debt securities.

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Effective on or about February 15, 2011, the following information replaces the first sentence of the third paragraph under the section entitled “Investments, Risks, and Performance – Principal Investment Strategies of the Portfolio:”

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses and including reinvestment of coupon payments) of the Barclays Capital Intermediate U.S. Government/Credit Index with minimal tracking error.

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Effective on or about February 15, 2011, the following information replaces the last sentence of the third paragraph under the section entitled “Investments, Risks, and Performance – Principal Investment Strategies of the Portfolio:”

Generally, the Index Allocated Portion invests in a well diversified portfolio that is representative of the domestic investment grade bond market, including U.S. Treasury, agency, credit and corporate bonds.

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Effective on or about February 15, 2011, the following information replaces the first sentence of the fourth paragraph under the section entitled “Investments, Risks, and Performance – Principal Investment Strategies of the Portfolio:”

The Active Allocated Portions may invest in debt securities of U.S. and foreign issuers, including issuers located in emerging markets. The Active Allocated Portions’ investments may include government securities, corporate bonds, bonds of foreign issuers (including those denominated in foreign currencies or U.S. dollars), commercial and residential mortgage-backed securities, and asset-backed securities.

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Effective on or about February 15, 2011, the following information replaces the first sentence of the fifth paragraph under the section entitled “Investments, Risks, and Performance – Principal Investment Strategies of the Portfolio:”

The portfolio may purchase bonds of any maturity, but generally the portfolio’s overall effective duration will be of an intermediate-term nature (similar to that of three- to seven-year U.S. Treasury notes) and have a comparable duration of that of the Barclays Capital Intermediate U.S. Government/Credit Index (approximately 3.92 years as of December 27, 2010).

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Effective on or about February 15, 2011, the following information is added to the table under the section entitled “Risk/Return Bar Chart and Table – Average Annual Returns:”

Barclays Capital Intermediate U.S. Government /Credit Index*	5.24%	4.66%	5.92%

*	Effective as of February 2011, the Portfolio changed its benchmark from the Barclays Capital U.S. Aggregate Bond Index to the Barclays Capital Intermediate U.S. Government/Credit Index. The Portfolio changed its benchmark because the Manager believes the new benchmark represents a better comparison against which to measure the Portfolio’s performance.

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Effective January 3, 2011, Paul A. McCulley of Pacific Investment Management Company LLC (“PIMCO”) will no longer serve as a portfolio manager to the Portfolio. At that time, Saumil H. Parikh of PIMCO will be added as a portfolio manager to the Portfolio. As a result, information regarding Mr. McCulley in the “Who Manages the Portfolio – Sub-adviser: Pacific Investment Management Company LLC – Portfolio Manager” section of the Summary Prospectus is deleted and replaced with the following information:

Name	Title	Date Began Managing a Portion of the Portfolio
Saumil H. Parikh, CFA	Managing Director and Portfolio Manager	January 2011

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